ALLIANCE BALANCED SHARES

ANNUAL REPORT
JULY 31, 1998


ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
_______________________________________________________________________________

September 25, 1998

Dear Shareholder:

This annual report provides an update of Alliance Balanced Shares' investment results and portfolio strategy for the period ended July 31, 1998.

INVESTMENT RESULTS
As you can see from the following chart, Alliance Balanced Shares Class A shares underperformed its composite benchmark for the six months ended July 31, 1998, but slightly outperformed the benchmark over the 12-month period.

The Fund underperformed its benchmark for the prior six-month period due to a value bias in our stock selection. The first half of 1998 was the most extreme in at least the past twenty years in terms of richly-valued stocks outperforming their more modestly valued counterparts. Your Fund outperformed its benchmark during the past 12-month period due to various positive stock selection factors in the first six months, including strong returns to oil services and waste management holdings.


INVESTMENT RESULTS*
Periods Ended July 31, 1998
                                      TOTAL RETURNS
                                  6 MONTHS      12 MONTHS
                                 ----------    -----------
ALLIANCE BALANCED SHARES
  Class A                           8.42%         14.99%
  Class B                           7.94%         14.13%
  Class C                           7.92%         14.09%

S&P 500 STOCK INDEX                15.20%         19.31%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX              2.81%          8.06%

SALOMON BROTHERS 1-YEAR TREASURY
  BOND INDEX                        2.66%          5.71%

COMPOSITE:
  60% S&P 500/25% LB Gov't/
  Corp. Bond Index/15% SB 1-Year
  Treasury Bond Index              10.22%         14.46%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON NET ASSET VALUE AS OF JULY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CORPORATE BOND INDEX IS A BROAD MEASURE OF THE PERFORMANCE OF INTERMEDIATE (ONE TO TEN YEAR) GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. THE SALOMON BROTHERS 1-YEAR TREASURY BOND INDEX REPRESENTS PERFORMANCE OF U.S. TREASURY BILLS WITH ONE-YEAR MATURITIES. THE COMPOSITE REPRESENTS A BLENDED INDEX, AS INDICATED. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


Your Fund outperformed its peer group, as represented by the Lipper Balanced Funds Average, over the past six-and 12-month periods, mainly due to good stock selection.


                                      TOTAL RETURNS FOR THE PERIODS
                                           ENDED JULY 31, 1998
                              6 MONTHS      1 YEAR      5 YEARS      10 YEARS
                             ----------   ----------  ----------    ----------
ALLIANCE BALANCED SHARES
  Class A Shares                8.42%       14.99%       13.35%       11.38%

LIPPER BALANCED FUNDS
  AVERAGE                       6.70%        9.75%       13.54%       12.71%


* THE SIX-MONTH AND ONE-YEAR RETURNS ARE BASED ON NON-ANNUALIZED TOTAL RETURNS WHILE THE FIVE- AND 10-YEAR RETURNS


1


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 1998. THE LIPPER BALANCED FUNDS AVERAGE (LIPPER AVERAGE) REPRESENTS FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE LIPPER RETURNS ARE BASED ON TOTAL RETURNS AT NET ASSET VALUE, WITHOUT THE IMPOSITION OF SALES CHARGES, WHICH WOULD REDUCE TOTAL RETURN FIGURES. THE TOTAL NUMBER OF FUNDS IN THE LIPPER AVERAGE FOR EACH TIME FRAME LISTED ABOVE IS: SIX MONTHS, 410 FUNDS; ONE YEAR, 379 FUNDS; FIVE YEARS, 134 FUNDS; AND 10 YEARS, 51 FUNDS. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


PORTFOLIO STRATEGY
The stock market continues to navigate between a very strong domestic economy, with almost no inflation, and a weak situation in Asia. Equities are priced as if these forces will continue in balance and allow for decent earnings growth with low interest rates. If this occurs, it would extend the nearly perfect economic conditions of the last few years.

The risk to the stock market is the possibility that global growth will continue to slow, threatening the health of the domestic economy. We would expect to see corporate earnings suffer under such circumstances, which would be negative for stocks. To account for this possibility we have decreased our equity weighting from 60% to 55% of your Fund.

It would appear to us that the downside risks of the market reside with those companies that are major exporters to third world and emerging nations. Therefore, we remain cautious about multinational firms whose stock prices do not reflect the possibility of serious slowdowns in their overseas markets for technology, capital goods and consumer products.

Recent volatility in the global markets resulted in sharply negative performance for most equity funds during the month of August, and your Fund's Class A shares returned a negative 10.14% during that period, offsetting the Fund's July 31 calendar year-to-date return of 8.35%. As of September 23, the Fund's calendar year-to-date return was 4.62%. We continue to seek out the stocks of companies with primarily secular growth potential plus a reasonable valuation. We rely on Alliance Capital's very substantial research capabilities in helping us to select stocks that we expect to deliver superior performance.

Thank you for your continued interest in Alliance Balanced Shares. We look forward to reporting to you on your Fund's investment results and portfolio strategy in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Paul Rissman
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      14.99%         10.09%
Five Years                    13.35%         12.38%
Ten Years                     11.38%         10.90%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      14.13%         10.20%
Five Years                    12.46%         12.46%
Since Inception*              11.63%         11.63%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      14.09%         13.11%
Five Years                    12.49%         12.49%
Since Inception*              12.46%         12.46%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END
(JUNE 30, 1998)
                             CLASS A        CLASS B        CLASS C
                            ---------      ---------      ---------
1 Year                        19.71%         20.03%         22.97%
5 Years                       12.53%         12.62%         12.63%
10 Years                      10.54%          n/a            n/a


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 6/8/32, Class A; 2/4/91, Class B; 5/3/93, Class C.

n/a: not applicable.


3


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT
7/31/88 TO 7/31/98

$45,000
$39,000
$33,000
$27,000
$21,000
$15,000
$10,000
$9,000

7/31/88  7/31/89  7/31/90  7/31/91  7/31/92  7/31/93  7/31/94
  7/31/95  7/31/96  7/31/97  7/31/98


BALANCED SHARES CLASS A: $28,127

COMPOSITE: 60% S&P500, 25% LB GOV'T/CORP. BOND INDEX,
           15% SALOMON BROTHERS 1-YEAR TREASURY INDEX: $41,461


This chart illustrates the total value of an assumed $10,000 investment in Alliance Balanced Shares Class A shares (from 7/31/88 to 7/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Fund's composite benchmark is comprised of 60% S&P500 Stock Index, 25% Lehman Brothers Government/Corporate Bond Index and 15% Salomon Brothers 1-Year Treasury Index.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Government Bond Index and the Corporate Bond Index.

The Salomon Brothers 1-Year Treasury Index represents performance of Treasury bills with 1-year maturities. Of course, Treasury bills are guaranteed as to principal and interest if held to maturity whereas the net asset value of the Fund will fluctuate.

When comparing Alliance Balanced Shares to the composite shown above, you should note that no charges or expenses are reflected in the performance of the composite.


Balanced Shares
Composite:  60% Standard &Poor's 500 Stock Index, 25% LB Government/
            Corporate Bond Index, 15% Salomon Brothers 1-Year Treasury Index


4


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES...
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares seeks high total return through a combination of current income and capital appreciation.

The Fund strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will generally comprise about 60% of the portfolio under normal market conditions. At times, however, stocks may make up to 75% of the portfolio. At least 25% of the portfolio will normally be comprised of fixed-income securities.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return--but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will generally be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value. The Fund may also invest up to 15% in foreign equity and fixed-income securities.

We believe that this investment policy will serve the Fund's investors very well over time.


SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO

7/31/97
U.S. GOVERNMENT & MORTGAGES: 21.3%
CORPORATE BONDS: 13.9%
CASH: 3.1%
STOCKS: 61.7%

1/31/98
U.S. GOVERNMENT & MORTGAGES: 25.0%
CORPORATE BONDS: 9.1%
CASH: 6.2%
FOREIGN GOVERNMENT: 1.6%
STOCKS: 58.1%

7/31/98
U.S. GOVERNMENT & MORTGAGES: 23.8%
CORPORATE BONDS: 9.6%
CASH: 13.0%
STOCKS: 53.6%


5


TEN LARGEST HOLDINGS
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                                   PERCENT OF
COMPANY                                          VALUE             NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                          $21,560,487              11.7%
U.S. Treasury Bonds                           13,124,251               7.1
Chase Manhattan Corp. (common stock and
  corporate bond)                              6,699,730               3.6
Federal National Mortgage Association
  (common stock and U.S. government
  agency bond)                                 5,210,619               2.8
Bristol-Myers Squibb Co.                       4,967,675               2.7
Citicorp                                       4,811,000               2.6
Tyson Foods, Inc. Cl.A                         4,562,875               2.5
WorldCom, Inc.                                 3,977,067               2.2
MBNA Corp.                                     3,957,188               2.2
Government National Mortgage Association       3,885,217               2.1
                                             $72,756,109              39.5%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1998
_______________________________________________________________________________

                                                    SHARES OR PRINCIPAL
-------------------------------------------------------------------------------
                                                                  HOLDINGS
PURCHASES                                         BOUGHT           7/31/98
-------------------------------------------------------------------------------
Auburn Hills Trust, 12.00%, 5/01/20           $1,250,000        $1,250,000
Bristol-Myers Squibb Co.                          43,600            43,600
Columbia/HCA Healthcare Corp.                     80,000            80,000
Dresser Industries, Inc.                          56,000            56,000
Federal National Mortgage Association             36,000            36,000
Federal National Mortgage Association,
  7.00%, 5/01/28                              $2,937,320        $2,937,320
Government National Mortgage Association,
  7.00%, 3/15/28                              $2,848,867        $2,848,867
Tyson Foods, Inc. Cl.A                           165,000           211,000
U.S. Treasury Bond, 6.375%, 8/15/27           $3,740,000        $3,740,000
William Hill Finance Plc, 10.625%, 4/30/08    $1,300,000        $1,300,000

                                                                  HOLDINGS
SALES                                               SOLD           7/31/98
-------------------------------------------------------------------------------
Cisco Systems, Inc.                               27,000                -0-
Commonwealth of Australia, 10.00%, 10/15/07   $2,750,000                -0-
Home Depot, Inc.                                  27,900                -0-
Merck & Co., Inc.                                 20,800                -0-
MGIC Investment Corp.                             49,000                -0-
Morgan Stanley, Dean Witter and Co.               26,000                -0-
Tele-Communications, Inc., 9.80%, 2/01/12     $1,650,000                -0-
Turner Broadcasting Systems, Inc.,
  8.375%, 7/01/13                             $2,040,000                -0-
U.S. Treasury Note, 6.25%, 4/30/01            $2,775,000        $8,925,000
U.S. Treasury Note, 6.50%, 8/31/01            $3,250,000        $3,650,000


6


PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-53.6%
FINANCE-10.6%
BANKING-MONEY CENTER-5.4%
Chase Manhattan Corp.                            68,000    $   5,142,500
Citicorp                                         28,300        4,811,000
                                                             ------------
                                                               9,953,500

INSURANCE-0.7%
Travelers Group, Inc.                            18,086        1,211,762

MORTGAGE BANKING-1.2%
Federal National Mortgage Association            36,000        2,232,000

MISCELLANEOUS-3.3%
Associates First Capital Corp. Cl.A              13,500        1,048,781
Household International, Inc.                    23,700        1,179,075
MBNA Corp.                                      118,125        3,957,188
                                                             ------------
                                                               6,185,044
                                                             ------------
                                                              19,582,306

HEALTH CARE-7.4%
BIOTECHNOLOGY-0.6%
Centocor, Inc. (a)                               16,000          563,000
Genzyme Corp. (a)                                15,000          472,031
                                                             ------------
                                                               1,035,031

DRUGS-2.7%
Bristol-Myers Squibb Co.                         43,600        4,967,675

MEDICAL PRODUCTS-0.9%
Abbott Laboratories                              42,000        1,745,625

MEDICAL SERVICES-3.2%
Columbia/HCA Healthcare Corp.                    80,000        2,280,000
PacifiCare Health Systems, Inc. Cl.B (a)         25,300        1,827,925
United Healthcare Corp.                          30,600        1,728,900
                                                             ------------
                                                               5,836,825
                                                             ------------
                                                              13,585,156

CONSUMER STAPLES-6.8%
COSMETICS-0.7%
Avon Products, Inc.                              15,000        1,297,500

FOOD-3.7%
Campbell Soup Co.                                23,200        1,252,800
General Mills, Inc.                              15,000          929,062
Tyson Foods, Inc. Cl.A                          211,000        4,562,875
                                                             ------------
                                                               6,744,737

HOUSEHOLD PRODUCTS-0.6%
Viad Corp.                                       48,000        1,155,000

TOBACCO-1.8%
Loews Corp.                                      10,000          806,250
Philip Morris Cos., Inc.                         11,500          503,844
RJR Nabisco Holdings Corp.                       84,000        2,052,750
                                                             ------------
                                                               3,362,844
                                                             ------------
                                                              12,560,081

TECHNOLOGY-6.8%
COMMUNICATIONS EQUIPMENT-1.5%
Nokia Corp. (ADR) (b)                            32,000        2,788,000

COMPUTER HARDWARE-0.8%
Compaq Computer Corp.                            44,800        1,472,800

COMPUTER SERVICES-1.9%
Electronic Data Systems Corp.                    27,700          974,694
First Data Corp.                                 86,400        2,500,200
                                                             ------------
                                                               3,474,894

COMPUTER SOFTWARE-0.6%
Oracle Corp. (a)                                 40,000        1,061,250

SEMI-CONDUCTOR COMPONENTS-1.3%
Altera Corp. (a)                                 25,500          929,953
Atmel Corp. (a)                                  51,300          532,238
Xilinx, Inc. (a)                                 27,000        1,011,656
                                                             ------------
                                                               2,473,847

MISCELLANEOUS-0.7%
Solectron Corp. (a)                              26,800        1,286,400
                                                             ------------
                                                              12,557,191


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
ENERGY-5.6%
DOMESTIC INTEGRATED-1.6%
USX-Marathon Group                               87,000    $   2,968,875

DOMESTIC PRODUCERS-1.3%
Apache Corp.                                     39,500        1,046,750
Enron Oil & Gas Co.                              24,000          381,000
Murphy Oil Corp.                                 15,000          664,687
Union Pacific Resources Group, Inc.              20,000          280,000
                                                             ------------
                                                               2,372,437

OIL SERVICE-2.4%
Dresser Industries, Inc.                         56,000        1,977,500
Nabors Industries, Inc. (a)                      33,900          578,419
Noble Drilling Corp. (a)                         56,500        1,066,437
Santa Fe International Corp.                     20,500          471,500
Transocean Offshore, Inc.                         9,800          386,488
                                                             ------------
                                                               4,480,344

MISCELLANEOUS-0.3%
AES Corp. (a)                                     9,400          430,638
                                                             ------------
                                                              10,252,294

UTILITIES-5.3%
ELECTRIC & GAS UTILITY-2.5%
Consolidated Edison, Inc.                        23,400          990,112
FPL Group, Inc.                                  50,000        3,040,625
Pinnacle West Capital Corp.                      12,000          513,000
                                                             ------------
                                                               4,543,737

TELEPHONE UTILITY-2.8%
AT&T Corp.                                       19,897        1,206,256
WorldCom, Inc.                                   75,350        3,977,067
                                                             ------------
                                                               5,183,323
                                                             ------------
                                                               9,727,060

CONSUMER SERVICES-5.2%
AIRLINES-0.2%
Northwest Airlines Corp. CI.A (a)                10,800          354,375

APPAREL-0.4%
Nautica Enterprises, Inc. (a)                    31,000          799,219

BROADCASTING & CABLE-0.7%
A.H. Belo Corp. Series A                         57,000        1,197,000

ENTERTAINMENT & LEISURE-1.0%
Harley-Davidson, Inc.                            35,000        1,386,875
Mirage Resorts, Inc. (a)                         20,000          430,000
                                                             ------------
                                                               1,816,875

PRINTING & PUBLISHING-0.7%
Gannett Co., Inc.                                19,000        1,214,812

RETAIL-GENERAL MERCHANDISE-2.2%
Dayton Hudson Corp.                              40,700        1,945,969
Federated Department Stores, Inc. (a)            40,800        2,159,850
                                                             ------------
                                                               4,105,819
                                                             ------------
                                                               9,488,100

MULTI INDUSTRY COMPANIES-2.2%
Tyco International, Ltd.                         56,000        3,468,500
U.S. Industries, Inc.                            33,000          635,250
                                                             ------------
                                                               4,103,750

CAPITAL GOODS-1.4%
MISCELLANEOUS-1.4%
Allied-Signal, Inc.                              23,000        1,000,500
United Technologies Corp.                        17,300        1,657,556
                                                             ------------
                                                               2,658,056

BASIC INDUSTRIES-1.1%
CHEMICALS-1.1%
Dow Chemical Co.                                 11,000          998,250
Praxair, Inc.                                    21,600        1,063,800
                                                             ------------
                                                               2,062,050


8


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               SHARES OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.9%
AEROSPACE-0.9%
General Dynamics Corp.                           34,200    $   1,626,637

CONSUMER MANUFACTURING-0.3%
TEXTILE PRODUCTS-0.3%
Tommy Hilfiger Corp. (a)                          9,000          504,563

Total Common Stocks
  (cost $83,485,031)                                          98,707,244

DEBT OBLIGATIONS-33.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-23.8%
Federal Home Loan Bank
  7.00%, 9/01/11                                 $2,269        2,320,572
Federal National Mortgage Association
  7.00%, 5/01/28                                  2,937        2,978,619
Government National Mortgage Association
  6.50%, 3/15/28                                    995          991,851
  7.00%, 3/15/28                                  2,849        2,893,366
U.S. Treasury Bonds
  6.125%, 11/15/27                                8,575        9,064,032
  6.375%, 8/15/27                                 3,740        4,060,219
U.S. Treasury Notes
  6.125%, 8/15/07                                    60           62,260
  6.25%, 4/30/01                                  8,925        9,085,382
  6.50%, 8/31/01                                  3,650        3,746,397
  6.50%, 5/31/02                                  8,400        8,666,448
                                                             ------------
                                                              43,869,146

CORPORATE DEBT OBLIGATIONS-7.1%
AUTOMOTIVE-0.8%
Federal Mogul Corp.
  7.75%, 7/01/06                                  1,500        1,514,430

BANKING-0.8%
Chase Manhattan Corp.
  6.375%, 4/01/08                                 1,555        1,557,230

COMMUNICATIONS-1.0%
Clearnet Communications, Inc.
  Zero Coupon, 5/15/08 (c)(d)        CAD          3,000        1,211,199
ICG Services, Inc.
  Zero Coupon, 5/01/08 (e)(f)                    $  975          589,875
                                                             ------------
                                                               1,801,074

FINANCIAL-1.2%
William Hill Finance Plc
  10.625%, 4/30/08 (d)(e)(f)         GBP          1,300        2,118,243

INDUSTRIAL-3.3%
Aramark Services, Inc.
  7.00%, 7/15/06                                 $  575          587,253
Auburn Hills Trust
  12.00%, 5/01/20                                 1,250        2,036,189
Beckman Instruments, Inc.
  7.45%, 3/04/08 (e)                              1,500        1,516,606
The Williams Cos., Inc.
  6.125%, 2/01/01                                 2,000        1,995,480
                                                             ------------
                                                               6,135,528
                                                             ------------
                                                              13,126,505

YANKEE BOND-2.5%
Australian Gas Light Co.
  6.40%, 4/15/08 (e)                              2,000        2,015,552
Fuji JGB INV LLC
  9.87%, 12/31/49 (e)                             1,200        1,045,856
Reliance Industries, Ltd.
  10.375%, 6/24/16 (e)                            1,650        1,533,431
                                                             ------------
                                                               4,594,839

Total Debt Obligations
  (cost $61,583,250)                                          61,590,490


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)             VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-13.0%
COMMERCIAL PAPER-12.6%
Ford Motor Credit Corp.
  5.54%, 8/10/98                                $   525    $     524,273
  5.61%, 8/06/98                                 10,000        9,992,208
Prudential Funding Corp.
  5.64%, 8/05/98                                 12,800       12,791,979
                                                             ------------
                                                              23,308,460

TIME DEPOSIT-0.4%
State Street Cayman Islands
  5.25%, 8/03/98                                    646          646,000

Total Short-Term Investments
  (cost $23,954,460)                                          23,954,460

TOTAL INVESTMENTS-100.0%
  (cost $169,022,741)                                        184,252,194
Other assets less liabilities-0.0%                                33,646

NET ASSETS-100%                                            $ 184,285,840


(a)  Non-income producing security.

(b)  Country of origin--Finland.

(c)  Country of origin--Canada.

(d) Securities, or portion thereof, with aggregate market value of $3,329,442 have been segregated to collateralize forward exchange currency contracts.

(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1998, the aggregate market value of these securities amounted to $8,819,563 representing 4.8% of net assets.

(f)  Country of origin--United Kingdom.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $169,022,741)                                          $ 184,252,194
  Cash                                                                     232
  Receivable for investment securities sold                          2,022,031
  Dividends and interest receivable                                    993,036
  Receivable for capital stock sold                                    912,062
  Unrealized appreciation of forward exchange
    currency contracts                                                  34,020
  Total assets                                                     188,213,575

LIABILITIES
  Payable for investment securities purchased                        2,978,750
  Payable for capital stock redeemed                                   457,051
  Advisory fee payable                                                  98,019
  Unclaimed dividends                                                   90,989
  Distribution fee payable                                              74,154
  Accrued expenses                                                     228,772
  Total liabilities                                                  3,927,735

NET ASSETS                                                       $ 184,285,840

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     116,381
  Additional paid-in capital                                       149,990,639
  Undistributed net investment income                                  492,883
  Accumulated net realized gain on investments and
    foreign currency transactions                                   18,422,783
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     15,263,154
                                                                 $ 184,285,840

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($123,623,147/
    7,740,130 shares of capital stock issued and outstanding)           $15.97
  Sales charge--4.25% of public offering price                             .71
  Maximum offering price                                                $16.68

  CLASS B SHARES
  Net asset value and offering price per share ($47,727,908/
    3,070,678 shares of capital stock issued and outstanding)           $15.54

  CLASS C SHARES
  Net asset value and offering price per share ($10,855,291/
    697,098 shares of capital stock issued and outstanding)             $15.57

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,079,494/130,151 shares of capital stock issued and
    outstanding)                                                        $15.98


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                         $  4,343,312
  Dividends (net of foreign taxes withheld
    of $3,195)                                        1,083,546   $  5,426,858

EXPENSES
  Advisory fee                                        1,005,730
  Distribution fee - Class A                            286,647
  Distribution fee - Class B                            322,348
  Distribution fee - Class C                             74,332
  Transfer agency                                       229,619
  Administrative                                        116,562
  Custodian                                             111,711
  Audit and legal                                        81,286
  Registration                                           65,561
  Printing                                               59,060
  Directors' fees                                        27,000
  Miscellaneous                                          15,155
  Total expenses                                      2,395,011
  Less: expense offset arrangement (see Note B)         (21,492)
  Net expenses                                                       2,373,519
  Net investment income                                              3,053,339

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investment transactions                      29,301,602
  Net realized gain on foreign currency
    transactions                                                        30,587
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    (10,827,338)
    Foreign currency denominated assets and
      liabilities                                                       33,701
  Net gain on investments and foreign currency
    transactions                                                    18,538,552

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 21,591,891


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                    JULY 31,       JULY 31,
                                                      1998           1997
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $   3,053,339  $   2,595,635
  Net realized gain on investments and foreign
    currency transactions                            29,332,189      8,481,507
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (10,793,637)    27,536,311
  Net increase in net assets from operations         21,591,891     38,613,453

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (2,363,867)    (2,308,924)
    Class B                                            (490,313)      (341,037)
    Class C                                            (113,289)      (102,618)
    Advisor Class                                       (39,763)       (10,350)
  Net realized gain on investments
    Class A                                         (14,565,359)   (12,582,512)
    Class B                                          (3,474,566)    (2,409,113)
    Class C                                            (778,193)      (793,084)
    Advisor Class                                      (200,006)       (19,832)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            37,952,547       (335,371)
  Total increase                                     37,519,082     19,710,612

NET ASSETS
  Beginning of year                                 146,766,758    127,056,146
  End of year (including undistributed net
    investment income of $492,883 and $384,796,
    respectively)                                 $ 184,285,840  $ 146,766,758


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


14


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $116,562 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $147,663 for the year ended July 31, 1998.

In addition, for the year ended July 31, 1998, the Fund's expenses were reduced by $21,492 under an expense offset arrangement with Alliance Fund Services, Inc. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $15,193 from the sales of Class A shares and $794, $44,906 and $2,754 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1998.

Brokerage commissions paid on investment transactions for the year ended July 31, 1998 amounted to $214,102, of which $1,645 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,579,772 and $608,865, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $123,377,329 and $137,613,603, respectively, for the year ended July 31, 1998. There were purchases of $94,025,726 and sales of $79,631,664 of U.S. government and government agency obligations for the year ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $19,760,383 and gross unrealized depreciation of investments was $4,530,930 resulting in net unrealized appreciation of $15,229,453 excluding foreign currency transactions.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1998, the Fund had outstanding forward exchange currency contracts, to sell foreign currencies against the U.S. dollar, as follows:


                                               U.S. $
                                  CONTRACT     VALUE ON      U.S. $
                                   AMOUNT    ORIGINATION     CURRENT       UNREALIZED
                                   (000)        DATE          VALUE       APPRECIATION
                                 ---------  ------------   ------------  --------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Canadian Dollar,
  settling 8/17/98                 1,803     $1,220,095     $1,193,885     $   26,210
British Pounds,
  settling 8/17/98                 1,300      2,129,400      2,121,590          7,810
                                                                          ------------
                                                                           $   34,020


16


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended July 31, 1998, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              783,081       308,965    $ 12,635,293    $  4,417,304
Shares issued in
  reinvestment of
  dividends and
  distributions          944,535       872,819      13,941,229      12,031,921
Shares converted
  from Class B            50,090        37,939         801,099         545,801
Shares redeemed       (1,181,568)   (1,394,620)    (18,857,650)    (19,984,934)
Net increase
  (decrease)             596,138      (174,897)   $  8,519,971    $ (2,989,908)

CLASS B
Shares sold            1,722,326       414,263    $ 26,664,861    $  5,850,511
Shares issued in
  reinvestment of
  dividends and
  distributions          257,589       168,175       3,707,795       2,274,998
Shares converted
  to Class A             (51,381)      (38,679)       (801,099)       (545,801)
Shares redeemed         (385,826)     (349,522)     (5,962,038)     (4,922,989)
Net increase           1,542,708       194,237    $ 23,609,519    $  2,656,719


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED  OCT. 2, 1996(A)   YEAR ENDED    OCT. 2, 1996(A)
                       JULY 31,        TO,          JULY 31,          TO
                         1998     JULY 31, 1997       1998       JULY 31, 1997
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              444,670       116,909    $  6,856,999    $  1,671,934
Shares issued in
  reinvestment of
  dividends and
  distributions           55,815        50,995         805,036         690,495
Shares redeemed         (150,879)     (261,860)     (2,339,536)     (3,718,421)
Net increase
  (decrease)             349,606       (93,956)   $  5,322,499    $ (1,355,992)

ADVISOR CLASS
Shares sold               28,502        99,609    $    441,571    $  1,393,347
Shares issued in
  reinvestment of
  dividends and
  distributions           16,203         2,157         239,736          30,179
Shares redeemed          (11,315)       (5,005)       (180,749)        (69,716)
Net increase              33,390        96,761    $    500,558    $  1,353,810


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1998.


(a)  Commencement of distribution.


18


FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                    1993
                                                           YEAR ENDED JULY 31,                    THROUGH
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.17         $14.01       $15.08       $13.38       $14.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .33(b)         .31(b)       .37          .46          .29
Net realized and unrealized gain (loss)
  on investment transactions                    1.86           3.97          .45         1.62         (.74)
Net increase (decrease) in net asset
  value from operations                         2.19           4.28          .82         2.08         (.45)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)          (.32)        (.41)        (.36)        (.28)
Distributions from net realized gains          (2.07)         (1.80)       (1.48)        (.02)        (.29)
Total dividends and distributions              (2.39)         (2.12)       (1.89)        (.38)        (.57)
Net asset value, end of period                $15.97         $16.17       $14.01       $15.08       $13.38

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.99%         33.46%        5.23%       15.99%       (3.21)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $123,623       $115,500     $102,567     $122,033     $157,637
Ratio of expenses to average net assets         1.30%(d)       1.47%(d)     1.38%        1.32%        1.27%(e)
Ratio of net investment income to
  average net assets                            2.07%          2.11%        2.41%        3.12%        2.50%(e)
Portfolio turnover rate                          145%           207%         227%         179%         116%


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     CLASS B
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                    1993
                                                           YEAR ENDED JULY 31,                    THROUGH
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.83         $13.79       $14.88       $13.23       $14.27

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .21(b)         .19(b)       .28          .30          .22
Net realized and unrealized gain (loss)
  on investment transactions                    1.81           3.89          .42         1.65         (.75)
Net increase (decrease) in net asset
  value from operations                         2.02           4.08          .70         1.95         (.53)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)          (.24)        (.31)        (.28)        (.22)
Distributions from net realized gains          (2.07)         (1.80)       (1.48)        (.02)        (.29)
Total dividends and distributions              (2.31)         (2.04)       (1.79)        (.30)        (.51)
Net asset value, end of period                $15.54         $15.83       $13.79       $14.88       $13.23

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.13%         32.34%        4.45%       15.07%       (3.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $47,728        $24,192      $18,393      $15,080      $14,347
Ratio of expenses to average net assets         2.06%(d)       2.25%(d)     2.16%        2.11%        2.05%(e)
Ratio of net investment income to
  average net assets                            1.34%          1.32%        1.61%        2.30%        1.73%(e)
Portfolio turnover rate                          145%           207%         227%         179%         116%


See footnote summary on page 22.


20


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      CLASS C
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                    1993
                                                           YEAR ENDED JULY 31,                    THROUGH
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.86         $13.81       $14.89       $13.24       $14.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .21(b)         .20(b)       .26          .30          .24
Net realized and unrealized gain (loss)
  on investment transactions                    1.81           3.89          .45         1.65         (.77)
Net increase (decrease) in net asset
  value from operations                         2.02           4.09          .71         1.95         (.53)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)          (.24)        (.31)        (.28)        (.22)
Distributions from net realized gains          (2.07)         (1.80)       (1.48)        (.02)        (.29)
Total dividends and distributions              (2.31)         (2.04)       (1.79)        (.30)        (.51)
Net asset value, end of period                $15.57         $15.86       $13.81       $14.89       $13.24

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.09%         32.37%        4.52%       15.06%       (3.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $10,855         $5,510       $6,096       $5,108       $6,254
Ratio of expenses to average net assets         2.05%(d)       2.23%(d)     2.15%        2.09%        2.03%(e)
Ratio of net investment income to
  average net assets                            1.36%          1.37%        1.63%        2.32%        1.81%(e)
Portfolio turnover rate                          145%           207%         227%         179%         116%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                ADVISOR CLASS
                                        -----------------------------
                                                         OCTOBER 2,
                                                           1996(F)
                                           YEAR ENDED        TO
                                             JULY 31,      JULY 31,
                                              1998          1997
                                           -----------   -----------
Net asset value, beginning of period          $16.17       $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .37          .23
Net realized and unrealized gain
  on investment transactions                    1.87         3.22
Net increase in net asset value
  from operations                               2.24         3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.36)        (.27)
Distributions from net realized gains          (2.07)       (1.80)
Total dividends and distributions              (2.43)       (2.07)
Net asset value, end of period                $15.98       $16.17

TOTAL RETURN
Total investment return based on net
  asset value (c)                              15.32%       25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,079       $1,565
Ratio of expenses to average net assets         1.06%(d)     1.30%(d)(e)
Ratio of net investment income to
  average net assets                            2.33%        2.15%(e)
Portfolio turnover rate                          145%         207%


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1998 and the year ended July 31, 1997, the net expense ratio would have been 1.29%, 2.05%, 2.04% and 1.05% and 1.46%, 2.24%, 2.22% and 1.29% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f)  Commencement of distribution.


22


REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE BALANCED SHARES, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. (the Fund) at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
September 14, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $5,635,679 and $4,295,600 of the capital gain distributions paid by the fund during the fiscal year July 31, 1998 are subject to the maximum tax rates of 28% and 20% respectively.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


23


                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL C. RISSMAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW D.W. BLOOM, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


25


ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALAR